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                                                                     EXHIBIT 4.6

                             SUPPLEMENTAL INDENTURE

                                       OF

                                   GUARANTORS

         THIS SUPPLEMENTAL INDENTURE dated as of September 15, 1999 is delivered pursuant to Section 10.04 of the Indenture dated as of November 15, 1996 (as heretofore or hereafter modified and supplemented and in effect from time to time, the "Indenture") among LAMAR MEDIA CORP., a Delaware corporation, certain of its subsidiaries ("Guarantors") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as Trustee ("Trustee") (all terms used herein without definition having the meanings ascribed to them in the Indenture).

         The undersigned hereby agree that:

         1. The undersigned are Guarantors under the Indenture with all of the rights and obligations of a Guarantor thereunder.

         2. The undersigned hereby grant, ratify and confirm the guarantee provided for by Article Ten of the Indenture to guarantee unconditionally, jointly and severally with the other Guarantors, to each Holder of a Note authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Note when and as the same shall become due and payable.

         3. The undersigned hereby represent and warrant that the representations and warranties set forth in the Indenture, to the extent relating to the undersigned as Guarantors, are correct on and as of the date hereof.

         4. All notices, requests and other communications provided for in the Indenture should be delivered to the undersigned at the address specified in
Section 12.02 of the Indenture.

         5. A counterpart of this Supplemental Indenture may be attached to any counterpart of the Indenture.

         6. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.




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         IN WITNESS WHEREOF, the undersigned have caused this Supplemental
Indenture to be duly executed as of the day and year first above written.

                                   Guarantors:

                                   LAMAR MW SIGN CORPORATION
                                   LAMAR MARTIN CORPORATION
                                   LAMAR NEVADA SIGN
                                      CORPORATION
                                   LAMAR OUTDOOR CORPORATION
                                   LAMAR WHITECO OUTDOOR
                                      CORPORATION
                                   DOWLING COMPANY, INCORPORATED
                                   HARDIN DEVELOPMENT CORPORATION
                                   LINDSAY OUTDOOR ADVERTISING INC.
                                   PARSONS DEVELOPMENT COMPANY
                                   REVOLUTION OUTDOOR ADVERTISING,
                                      INC.
                                   SCENIC OUTDOOR MARKETING &
                                      CONSULTING, INC.
                                   WESTERN POSTER SERVICE, INC.


                                   By:  /s/ Keith A. Istre
                                        ----------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and Chief
                                        Financial Office

                                   LAMAR WEST, L.P.

                                   By: Lamar MW Sign Corporation,
                                         Its General Partner

                                   By:  /s/ Keith A. Istre
                                        ----------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and Chief
                                        Financial Officer



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                                  OUTDOOR PROMOTIONS WEST, LLC
                                  TRANSIT AMERICA LAS VEGAS, L.L.C.
                                  TRIUMPH OUTDOOR LOUISIANA, LLC
                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By: Triumph Outdoor Holdings, LLC, its manager
                                  By: Lamar Outdoor Corporation, its manager


                                  By:  /s/ Keith A. Istre
                                       ----------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer

                                  TRIUMPH OUTDOOR HOLDINGS, LLC

                                  By: Lamar Outdoor Corporation, its manager


                                  By:  /s/ Keith A. Istre
                                       ----------------------------------------
                                        Keith A. Istre
                                        Vice President - Finance and
                                        Chief Financial Officer


Attest:


By:  /s/ James R. McIlwain
   --------------------------------------
    James R. McIlwain, Secretary

Accepted:

STATE STREET BANK AND TRUST
    COMPANY, as Trustee

By:  /s/ Andrew Sinasky
   --------------------------------------
Title:  Assistant Vice President
      -----------------------------------




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